AMENDMENT OF SOLICITATlON/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
					1	2
2. AMENDMENT/MODIFICATION NO.		3 EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable)
0015		05/30/2007
6. ISSUED BY	CODE	ASO0055-ARC	7. ADMINISTERED BY (If Other than Item 6)	CODE	ASO55-ARC
ASO 55 LOGISTICS CONTRACTING TEAM			ASO 55 LOGISTICS CONTRACTING TEAM
P.O. BOX 20636			P.O. BOX 20636
ATTN: ASO 55			ATTN: ASO 55
ATLANTA GA 30320			ATLANTA GA 30320

6. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			☑ 9A. AMENDMENT OF SOLICITATION NO.

LANDSTAR EXPRESS AMERICA			9B. DATED (SEE ITEM 11)
13410 SUTTON PARK DR S
JACKSONVILLE FL 32224			☑ 10A. MODIFICATION OF CONTRACT/ORDER NO.
DTFA06-03-D-01715

10B. DATED (SEE ITEM 13)
CODE		FACILITY CODE	10/01/2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.)	$0.00
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☑	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF:
☐	D.	OTHER (Specify type of modification and authority)
E. IMPORTANT:     Contractor           ☑ is not      ☐ is required to sign this document and return                                          copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
This modification is hereby created to exercise the Option to Extend Contract Performance an additional six months beginning July 1, 2007 through December 31, 2007.
All other terms and conditions of this contract remain unchanged.
LIST OF CHANGES:
Period Of Performance End Date changed from 31-DEC-06 to 31-DEC-07
Estimated Completion Date changed to: 12/31/2007
Continued...
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Stephen J. Jones, Vice President		Phyllis Thames
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. CONTRACT AUTHORITY	16C. DATE SIGNED
/s/ Stephen J. Jones		/s/ Phyllis Thames
(Signature of person authorized to sign)	07 June 2007	(Signature of Contracting Officer)	6-8-07

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DTFA06-03-D-01715/0015	2		2

NAME OF OFFEROR OR CONTRACTOR
LANDSTAR EXPRESS AMERICA

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

Payment:
FAA AC ACCTG OFC
DOT/FAA AMZ-110
PO BOX 25710
OKLAHOMA CITY OK 73125
Period of Performance: 01/01/2004 to 12/31/2007 All terms and conditions of the basic contract remain unchanged.